UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2014

Commission file number 001-11625

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Freier Platz 10, CH-8200 Schaffhausen, Switzerland

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Pentair Ltd. (the “Company”) has provided notice to participants in the Pentair, Inc. Retirement Savings and Stock Incentive Plan (the “Plan”) that there will be a blackout period with respect to the employee stock ownership fund (the “ESOP Fund”) in the Plan during which the ESOP Fund will be closed for participant transactions. The blackout period is required by the Plan’s recordkeeper, Fidelity Investments, in connection with the previously disclosed proposed merger with Pentair plc pursuant to which Pentair Ltd. will change its jurisdiction of organization from Switzerland to Ireland (the “Merger”). The blackout period will permit the conversion of the shares of the Company’s common stock held by the Plan into ordinary shares of Pentair plc. The blackout period is currently expected to begin on May 30, 2014 at 4:00 p.m. (Eastern Time) and end during the calendar week beginning June 1, 2014. However, the timing of the Plan blackout period is dependent on the timing of the Merger closing and is therefore subject to change.

On April 29, 2014, the Company provided a notice to its directors and executive officers informing them that a blackout period is expected to be in effect beginning on May 30, 2014 at 4:00 p.m. (Eastern Time) and ending during the calendar week beginning June 1, 2014 and restricting them from purchasing, acquiring, selling or otherwise transferring registered shares or other equity securities of Pentair Ltd. or Pentair plc except as otherwise permitted by Regulation BTR. A copy of the notice provided to the Company’s directors and executive officers is filed hereto as Exhibit 99.1 and incorporated by reference herein.

The Company’s security holders and other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Angela D. Lageson, the Company’s Senior Vice President, General Counsel and Secretary, 5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota 55416, (763) 545-1730.

ITEM 8.01	Other Events.

The Company currently expects the Merger to close during the week of June 1, 2014, subject to approval of the Merger by Pentair’s shareholders at its extraordinary general meeting of shareholders to be held on May 20, 2014 and certain governmental approvals.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit	Description

99.1	Notice of Blackout Period, dated April 29, 2014, to the Directors and Executive Officers of Pentair Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 29, 2014.

PENTAIR LTD.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated April 29, 2014

Exhibit	Description

99.1	Notice of Blackout Period, dated April 29, 2014, to the Directors and Executive Officers of Pentair Ltd.